Exhibit 99.2

Financial Supplement

Second Quarter 2024

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	15
Loans and Leases 90 Days or More Past Due and Accruing	16
Charge-offs, Recoveries, and Related Ratios	17
Summary of Changes in the Components of the Allowance for Credit Losses	19

Capital and Ratios	20

Non-GAAP Financial Measures and Reconciliations	21
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q24 Change								2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24			2Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$1,963	$1,959	$1,988	$2,014	$2,094	$4		—%	($131)		(6%)	$3,922	$4,222	($300)		(7%)
Noninterest expense	1,301	1,358	1,612	1,293	1,306	(57)		(4)	(5)		—	2,659	2,602	57		2
Profit before provision (benefit) for credit losses	662	601	376	721	788	61		10	(126)		(16)	1,263	1,620	(357)		(22)
Provision (benefit) for credit losses	182	171	171	172	176	11		6	6		3	353	344	9		3
NET INCOME	392	334	189	430	478	58		17	(86)		(18)	726	989	(263)		(27)
Net income, Underlying[1]	408	395	426	448	531	13		3	(123)		(23)	803	1,091	(288)		(26)
Net income available to common stockholders	357	304	159	400	444	53		17	(87)		(20)	661	932	(271)		(29)
Net income available to common stockholders, Underlying[1]	373	365	396	418	497	8		2	(124)		(25)	738	1,034	(296)		(29)
PER COMMON SHARE DATA
Basic earnings	$0.79	$0.66	$0.34	$0.85	$0.93	$0.13		20%	($0.14)		(15%)	$1.44	$1.93	($0.49)		(25%)
Diluted earnings	0.78	0.65	0.34	0.85	0.92	0.13		20	(0.14)		(15)	1.44	1.92	(0.48)		(25)
Basic earnings, Underlying[1]	0.82	0.79	0.85	0.89	1.04	0.03		4	(0.22)		(21)	1.61	2.14	(0.53)		(25)
Diluted earnings, Underlying[1]	0.82	0.79	0.85	0.89	1.04	0.03		4	(0.22)		(21)	1.60	2.14	(0.54)		(25)
Cash dividends declared and paid per common share	0.42	0.42	0.42	0.42	0.42	—		—	—		—	0.84	0.84	—		—
Book value per common share	48.03	47.43	47.87	44.75	45.44	0.60		1	2.59		6	48.03	45.44	2.59		6
Tangible book value per common share	30.61	30.19	30.91	27.73	28.72	0.42		1	1.89		7	30.61	28.72	1.89		7
Dividend payout ratio	53%	64%	124%	49%	45%	(1,048)	bps		816	bps		58%	44%	1,433	bps
Dividend payout ratio, Underlying[1]	51	53	49	47	40	(200)	bps		1,100	bps		52	39	1,300	bps
COMMON SHARES OUTSTANDING
Average: Basic	454,142,489	461,358,681	466,234,324	469,481,085	479,470,543	(7,216,192)		(2%)	(25,328,054)		(5%)	457,750,585	482,440,926	(24,690,341)		(5%)
Diluted	456,561,022	463,797,964	468,159,167	471,183,719	480,975,281	(7,236,942)		(2)	(24,414,259)		(5)	460,009,546	484,252,103	(24,242,557)		(5)
Common shares at period-end	452,961,853	458,485,032	466,418,055	466,221,795	474,682,759	(5,523,179)		(1)	(21,720,906)		(5)	452,961,853	474,682,759	(21,720,906)		(5)
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q24 Change								2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24			2Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.86%	2.90%	2.90%	3.03%	3.16%	(4) bps			(30) bps			2.88%	3.23%	(35)	bps
Net interest margin, FTE[1]	2.87	2.91	2.91	3.03	3.17	(4)			(30)			2.89	3.23	(34)
Return on average common equity	6.70	5.63	2.96	7.50	8.00	107			(130)			6.16	8.54	(238)
Return on average common equity, Underlying[2]	7.00	6.77	7.41	7.82	8.97	23			(197)			6.88	9.48	(260)
Return on average tangible common equity	10.61	8.86	4.72	12.00	12.42	175			(181)			9.73	13.37	(364)
Return on average tangible common equity, Underlying[2]	11.09	10.65	11.84	12.51	13.93	44			(284)			10.87	14.84	(397)
Return on average total assets	0.72	0.61	0.33	0.78	0.86	11			(14)			0.66	0.90	(24)
Return on average total assets, Underlying[2]	0.75	0.72	0.76	0.81	0.96	3			(21)			0.73	0.99	(26)
Return on average total tangible assets	0.75	0.63	0.35	0.81	0.89	12			(14)			0.69	0.93	(24)
Return on average total tangible assets, Underlying[2]	0.78	0.75	0.78	0.84	0.99	3			(21)			0.76	1.03	(27)
Effective income tax rate	18.49	22.28	7.59	21.51	22.09	(379)			(360)			20.28	22.55	(227)
Effective income tax rate, Underlying[2]	20.33	22.84	22.25	21.69	22.51	(251)			(218)			21.59	22.89	(130)
Efficiency ratio	66.27	69.33	81.13	64.21	62.34	(306)			393			67.79	61.62	617
Efficiency ratio, Underlying[2]	64.59	65.05	63.77	63.08	58.86	(46)			573			64.82	58.34	648
Noninterest income as a % of total revenue	28.16	26.41	25.16	24.44	24.14	175			402			27.29	23.47	382
Noninterest income as a % of total revenue, Underlying[2]	28.00	26.32	25.16	24.44	24.14	168			386			27.16	23.47	369
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.7%	10.6%	10.6%	10.4%	10.3%
Tier 1 capital ratio	12.0	11.8	11.8	11.5	11.4
Total capital ratio	14.0	13.8	13.7	13.4	13.3
Tier 1 leverage ratio	9.4	9.3	9.3	9.4	9.4
Tangible common equity ratio	6.5	6.5	6.7	5.9	6.3
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	80.43%	81.16%	82.30%	84.03%	85.17%	(73)	bps		(474)	bps		80.43%	85.17%	(474)	bps
Loan-to-deposit ratio (average balances)	82.38	82.24	83.54	85.46	88.73	14	bps		(635)	bps		82.31	89.24	(693)	bps
Full-time equivalent colleagues (period-end)	17,510	17,354	17,570	18,214	18,468	156		1	(958)		(5)	17,510	18,468	(958)		(5)
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q24 Change						2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23		2024	2023	2023
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$2,011	$2,051	$2,144	$2,166	$2,132	($40)	(2%)	($121)	(6%)	$4,062	$4,179	($117)	(3%)
Interest and fees on loans held for sale	13	14	18	20	20	(1)	(7)	(7)	(35)	27	35	(8)	(23)
Interest and fees on other loans held for sale	4	6	4	8	12	(2)	(33)	(8)	(67)	10	17	(7)	(41)
Investment securities	417	399	339	290	267	18	5	150	56	816	533	283	53
Interest-bearing deposits in banks	130	140	171	111	100	(10)	(7)	30	30	270	169	101	60
Total interest income	2,575	2,610	2,676	2,595	2,531	(35)	(1)	44	2	5,185	4,933	252	5
INTEREST EXPENSE
Deposits	965	987	974	898	723	(22)	(2)	242	33	1,952	1,273	679	53
Short-term borrowed funds	4	7	7	8	22	(3)	(43)	(18)	(82)	11	28	(17)	(61)
Long-term borrowed funds	196	174	207	167	198	22	13	(2)	(1)	370	401	(31)	(8)
Total interest expense	1,165	1,168	1,188	1,073	943	(3)	—	222	24	2,333	1,702	631	37
Net interest income	1,410	1,442	1,488	1,522	1,588	(32)	(2)	(178)	(11)	2,852	3,231	(379)	(12)
NONINTEREST INCOME
Service charges and fees	106	96	104	105	101	10	10	5	5	202	201	1	—
Capital markets fees	134	118	87	67	82	16	14	52	63	252	165	87	53
Card fees	92	86	70	74	80	6	7	12	15	178	152	26	17
Wealth fees[1]	75	68	68	63	65	7	10	10	15	143	128	15	12
Mortgage banking fees	54	49	57	69	59	5	10	(5)	(8)	103	116	(13)	(11)
Foreign exchange and derivative products	39	36	43	48	44	3	8	(5)	(11)	75	92	(17)	(18)
Letter of credit and loan fees	43	42	42	43	43	1	2	—	—	85	83	2	2
Securities gains, net	—	5	9	5	9	(5)	(100)	(9)	(100)	5	14	(9)	(64)
Other income	10	17	20	18	23	(7)	(41)	(13)	(57)	27	40	(13)	(33)
Total noninterest income	553	517	500	492	506	36	7	47	9	1,070	991	79	8
TOTAL REVENUE	1,963	1,959	1,988	2,014	2,094	4	—	(131)	(6)	3,922	4,222	(300)	(7)
Provision (benefit) for credit losses	182	171	171	172	176	11	6	6	3	353	344	9	3
NONINTEREST EXPENSE
Salaries and employee benefits	645	691	667	659	615	(46)	(7)	30	5	1,336	1,273	63	5
Equipment and software	190	192	215	191	181	(2)	(1)	9	5	382	350	32	9
Outside services	165	158	174	160	177	7	4	(12)	(7)	323	353	(30)	(8)
Occupancy	113	114	125	107	136	(1)	(1)	(23)	(17)	227	260	(33)	(13)
Other operating expense	188	203	431	176	197	(15)	(7)	(9)	(5)	391	366	25	7
Total noninterest expense	1,301	1,358	1,612	1,293	1,306	(57)	(4)	(5)	—	2,659	2,602	57	2
Income before income tax expense	480	430	205	549	612	50	12	(132)	(22)	910	1,276	(366)	(29)
Income tax expense	88	96	16	119	134	(8)	(8)	(46)	(34)	184	287	(103)	(36)
Net income	$392	$334	$189	$430	$478	$58	17%	($86)	(18%)	$726	$989	($263)	(27%)
Net income, Underlying[2]	$408	$395	$426	$448	$531	$13	3%	($123)	(23%)	$803	$1,091	($288)	(26%)
Net income available to common stockholders	$357	$304	$159	$400	$444	$53	17%	($87)	(20%)	$661	$932	($271)	(29%)
Net income available to common stockholders, Underlying[2]	$373	$365	$396	$418	$497	$8	2%	($124)	(25%)	$738	$1,034	($296)	(29%)

1 Effective for the second quarter of 2024, Trust and investment services fees was renamed to Wealth fees to better reflect the broad range of wealth-related management fees and services provided to our customers.
2 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					JUNE 30, 2024 CHANGE
	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2023	March 31, 2024		June 30, 2023
						$	%	$	%
ASSETS
Cash and due from banks	$1,191	$1,098	$1,794	$1,395	$1,689	$93	8%	($498)	(29%)
Interest-bearing cash and due from banks	10,580	10,501	9,834	14,005	9,878	79	1	702	7
Interest-bearing deposits in banks	559	392	405	324	284	167	43	275	97
Debt securities available for sale, at fair value	31,938	31,187	29,777	25,069	24,755	751	2	7,183	29
Debt securities held to maturity	8,895	9,054	9,184	9,320	9,520	(159)	(2)	(625)	(7)
Loans held for sale, at fair value	591	505	676	749	1,225	86	17	(634)	(52)
Other loans held for sale	92	50	103	99	196	42	84	(104)	(53)
Loans and leases	141,842	143,188	145,959	149,746	151,320	(1,346)	(1)	(9,478)	(6)
Less: Allowance for loan and lease losses	(2,125)	(2,086)	(2,098)	(2,080)	(2,044)	(39)	2	(81)	4
Net loans and leases	139,717	141,102	143,861	147,666	149,276	(1,385)	(1)	(9,559)	(6)
Derivative assets	367	469	440	522	719	(102)	(22)	(352)	(49)
Premises and equipment	863	872	895	878	876	(9)	(1)	(13)	(1)
Bank-owned life insurance	3,325	3,311	3,291	3,275	3,263	14	—	62	2
Goodwill	8,187	8,188	8,188	8,188	8,188	(1)	—	(1)	—
Other intangible assets	139	148	157	167	175	(9)	(6)	(36)	(21)
Other assets	13,494	13,571	13,359	13,613	13,022	(77)	(1)	472	4
TOTAL ASSETS	$219,938	$220,448	$221,964	$225,270	$223,066	($510)	—%	($3,128)	(1%)
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$36,927	$36,593	$37,107	$38,561	$40,286	$334	1%	($3,359)	(8%)
Interest-bearing	139,425	139,835	140,235	139,636	137,381	(410)	—	2,044	1
Total deposits	176,352	176,428	177,342	178,197	177,667	(76)	—	(1,315)	(1)
Short-term borrowed funds	2	9	505	232	1,099	(7)	(78)	(1,097)	(100)
Derivative liabilities	1,547	1,705	1,562	2,109	2,270	(158)	(9)	(723)	(32)
Long-term borrowed funds:
FHLB advances	553	2,036	3,786	7,036	5,029	(1,483)	(73)	(4,476)	(89)
Senior debt	6,512	6,414	5,170	5,258	5,258	98	2	1,254	24
Subordinated debt and other debt	6,017	5,354	4,511	5,060	3,813	663	12	2,204	58
Total long-term borrowed funds	13,082	13,804	13,467	17,354	14,100	(722)	(5)	(1,018)	(7)
Other liabilities	5,086	4,741	4,746	4,500	4,345	345	7	741	17
TOTAL LIABILITIES	196,069	196,687	197,622	202,392	199,481	(618)	—	(3,412)	(2)
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,112	2,014	2,014	2,014	2,014	98	5	98	5
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	22,299	22,272	22,250	22,231	22,207	27	—	92	—
Retained earnings	10,079	9,923	9,816	9,856	9,655	156	2	424	4
Treasury stock, at cost	(6,492)	(6,290)	(5,986)	(5,986)	(5,734)	(202)	(3)	(758)	(13)
Accumulated other comprehensive income (loss)	(4,135)	(4,164)	(3,758)	(5,243)	(4,563)	29	1	428	9
TOTAL STOCKHOLDERS' EQUITY	23,869	23,761	24,342	22,878	23,585	108	—	284	1
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$219,938	$220,448	$221,964	$225,270	$223,066	($510)	—%	($3,128)	(1%)
Memo: Total tangible common equity	$13,866	$13,844	$14,417	$12,930	$13,630	$22	—%	$236	2%

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2024 CHANGE
	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2024		June 30, 2023
						$	%	$	%
LOANS AND LEASES
Commercial and industrial[1]	$43,623	$43,951	$44,974	$47,971	$49,332	($328)	(1%)	($5,709)	(12%)
Commercial real estate	28,311	28,872	29,471	29,486	28,947	(561)	(2)	(636)	(2)
Total commercial	71,934	72,823	74,445	77,457	78,279	(889)	(1)	(6,345)	(8)
Residential mortgages	31,890	31,512	31,332	30,983	30,769	378	1	1,121	4
Home equity	15,534	15,113	15,040	14,729	14,487	421	3	1,047	7
Automobile	6,383	7,277	8,258	9,290	10,428	(894)	(12)	(4,045)	(39)
Education	11,265	11,646	11,834	12,134	12,246	(381)	(3)	(981)	(8)
Other retail	4,836	4,817	5,050	5,153	5,111	19	—	(275)	(5)
Total retail	69,908	70,365	71,514	72,289	73,041	(457)	(1)	(3,133)	(4)
Total loans and leases	$141,842	$143,188	$145,959	$149,746	$151,320	($1,346)	(1%)	($9,478)	(6%)
Loans held for sale, at fair value	591	505	676	749	1,225	86	17	(634)	(52)
Other loans held for sale	92	50	103	99	196	42	84	(104)	(53)
Loans and leases and loans held for sale	$142,525	$143,743	$146,738	$150,594	$152,741	($1,218)	(1%)	($10,216)	(7%)

DEPOSITS
Demand	$36,927	$36,593	$37,107	$38,561	$40,286	$334	1%	($3,359)	(8%)
Money market	52,599	52,182	53,812	53,517	52,542	417	1	57	—
Checking with interest	34,421	34,487	31,876	33,355	35,028	(66)	—	(607)	(2)
Savings	27,240	27,912	27,983	29,139	29,824	(672)	(2)	(2,584)	(9)
Term	25,165	25,254	26,564	23,625	19,987	(89)	—	5,178	26
Total deposits	$176,352	$176,428	$177,342	$178,197	$177,667	($76)	—%	($1,315)	(1%)

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									2Q24 Change
	2Q24			1Q24			2Q23			1Q24			2Q23
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$9,650	$130	5.35%	$10,268	$140	5.39%	$7,768	$100	5.10%	($618)	($10)	(4) bps	$1,882	$30	25 bps
Taxable investment securities	44,691	417	3.73	43,904	399	3.63	38,000	267	2.81	787	18	10	6,691	150	92
Non-taxable investment securities	1	—	2.60	1	—	2.60	2	—	2.68	—	—	—	(1)	—	(8)
Total investment securities	44,692	417	3.73	43,905	399	3.63	38,002	267	2.81	787	18	10	6,690	150	92
Commercial and industrial[1]	44,381	604	5.38	44,577	635	5.64	51,122	777	6.02	(196)	(31)	(26)	(6,741)	(173)	(64)
Commercial real estate	28,574	456	6.32	29,265	468	6.32	29,115	445	6.05	(691)	(12)	—	(541)	11	27
Total commercial	72,955	1,060	5.75	73,842	1,103	5.91	80,237	1,222	6.03	(887)	(43)	(16)	(7,282)	(162)	(28)
Residential mortgages	31,633	290	3.67	31,384	283	3.60	30,566	259	3.38	249	7	7	1,067	31	29
Home equity	15,343	305	7.99	15,080	298	7.94	14,340	264	7.38	263	7	5	1,003	41	61
Automobile	6,807	72	4.28	7,758	82	4.25	10,997	113	4.14	(951)	(10)	3	(4,190)	(41)	14
Education	11,447	154	5.40	11,816	156	5.31	12,430	155	5.00	(369)	(2)	9	(983)	(1)	40
Other retail	4,882	130	10.71	4,942	129	10.54	5,155	119	9.30	(60)	1	17	(273)	11	141
Total retail	70,112	951	5.45	70,980	948	5.36	73,488	910	4.96	(868)	3	9	(3,376)	41	49
Total loans and leases	143,067	2,011	5.60	144,822	2,051	5.64	153,725	2,132	5.52	(1,755)	(40)	(4)	(10,658)	(121)	8
Loans held for sale, at fair value	896	13	6.19	850	14	6.37	1,381	20	5.74	46	(1)	(18)	(485)	(7)	45
Other loans held for sale	160	4	9.34	223	6	10.72	622	12	7.90	(63)	(2)	(138)	(462)	(8)	144
Total interest-earning assets	198,465	2,575	5.17	200,068	2,610	5.20	201,498	2,531	5.00	(1,603)	(35)	(3)	(3,033)	44	17
Noninterest-earning assets	20,757			20,702			20,875			55			(118)
TOTAL ASSETS	$219,222			$220,770			$222,373			($1,548)			($3,151)
INTEREST-BEARING LIABILITIES
Checking with interest	$33,659	128	1.54	$32,302	109	1.35	$34,586	110	1.28	$1,357	19	19	($927)	$18	26
Money market	51,570	431	3.36	52,926	445	3.38	49,665	348	2.81	(1,356)	(14)	(2)	1,905	83	55
Regular savings	27,560	120	1.75	27,745	121	1.76	29,640	108	1.46	(185)	(1)	(1)	(2,080)	12	29
Term	24,676	286	4.66	26,447	312	4.74	17,180	157	3.68	(1,771)	(26)	(8)	7,496	129	98
Total interest-bearing deposits	137,465	965	2.82	139,420	987	2.85	131,071	723	2.21	(1,955)	(22)	(3)	6,394	242	61
Short-term borrowed funds	325	4	5.62	498	7	5.53	1,446	22	5.82	(173)	(3)	9	(1,121)	(18)	(20)
FHLB advances	2,375	34	5.55	2,272	32	5.60	9,674	123	5.01	103	2	(5)	(7,299)	(89)	54
Senior debt	6,684	80	4.81	6,113	70	4.56	5,264	57	4.27	571	10	25	1,420	23	54
Subordinated debt and other debt	6,033	82	5.43	5,279	72	5.45	1,857	18	4.37	754	10	(2)	4,176	64	106
Total long-term borrowed funds	15,092	196	5.18	13,664	174	5.08	16,795	198	4.70	1,428	22	10	(1,703)	(2)	48
Total borrowed funds	15,417	200	5.18	14,162	181	5.09	18,241	220	4.80	1,255	19	9	(2,824)	(20)	38
Total interest-bearing liabilities	152,882	1,165	3.06	153,582	1,168	3.05	149,312	943	2.53	(700)	(3)	1	3,570	222	53
Demand deposits	36,205			36,684			42,178			(479)			(5,973)
Other noninterest-bearing liabilities	6,652			6,791			6,580			(139)			72
TOTAL LIABILITIES	195,739			197,057			198,070			(1,318)			(2,331)
STOCKHOLDERS' EQUITY	23,483			23,713			24,303			(230)			(820)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$219,222			$220,770			$222,373			($1,548)			($3,151)
INTEREST RATE SPREAD			2.11%			2.15%			2.47%			(4)			(36)
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,410	2.86%		$1,442	2.90%		$1,588	3.16%		($32)	(4)		($178)	(30)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[2]		$1,415	2.87%		$1,446	2.91%		$1,593	3.17%		($31)	(4)		($178)	(30)
Memo: Total deposits (interest-bearing and demand)	$173,670	$965	2.24%	$176,104	$987	2.25%	$173,249	$723	1.68%	($2,434)	($22)	(1) bps	$421	$242	56 bps

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	FOR THE SIX MONTHS ENDED JUNE 30,						2024 Change
	2024			2023			2023
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$9,959	$270	5.37%	$6,839	$169	4.91%	$3,120	$101	46	bps
Taxable investment securities	44,297	816	3.68	38,474	533	2.77	5,823	283	91
Non-taxable investment securities	1	—	2.60	2	—	2.68	(1)	—	(8)
Total investment securities	44,298	816	3.68	38,476	533	2.77	5,822	283	91
Commercial and industrial[1]	44,479	1,239	5.51	52,269	1,524	5.81	(7,790)	(285)	(30)
Commercial real estate	28,920	924	6.32	29,004	861	5.90	(84)	63	42
Total commercial	73,399	2,163	5.83	81,273	2,385	5.84	(7,874)	(222)	(1)
Residential mortgages	31,508	573	3.64	30,322	509	3.35	1,186	64	29
Home equity	15,212	603	7.97	14,207	504	7.16	1,005	99	81
Automobile	7,282	154	4.26	11,465	232	4.09	(4,183)	(78)	17
Education	11,632	310	5.35	12,612	309	4.94	(980)	1	41
Other retail	4,912	259	10.62	5,222	240	9.27	(310)	19	135
Total retail	70,546	1,899	5.40	73,828	1,794	4.89	(3,282)	105	51
Total loans and leases	143,945	4,062	5.62	155,101	4,179	5.39	(11,156)	(117)	23
Loans held for sale, at fair value	873	27	6.28	1,196	35	5.79	(323)	(8)	49
Other loans held for sale	191	10	10.14	410	17	8.40	(219)	(7)	174
Total interest-earning assets	199,266	5,185	5.18	202,022	4,933	4.88	(2,756)	252	30
Noninterest-earning assets	20,730			20,519			211
TOTAL ASSETS	$219,996			$222,541			($2,545)
INTEREST-BEARING LIABILITIES
Checking with interest	$32,980	237	1.45	$35,276	207	1.18	($2,296)	30	27
Money market	52,248	876	3.37	49,803	635	2.57	2,445	241	80
Regular savings	27,653	241	1.75	29,551	187	1.28	(1,898)	54	47
Term	25,562	598	4.70	15,021	244	3.27	10,541	354	143
Total interest-bearing deposits	138,443	1,952	2.84	129,651	1,273	1.98	8,792	679	86
Short-term borrowed funds	411	11	5.57	997	28	5.59	(586)	(17)	(2)
FHLB advances	2,323	66	5.58	10,016	244	4.84	(7,693)	(178)	74
Senior debt	6,399	150	4.69	5,434	118	4.33	965	32	36
Subordinated debt and other debt	5,656	154	5.44	1,834	39	4.37	3,822	115	107
Total long-term borrowed funds	14,378	370	5.13	17,284	401	4.63	(2,906)	(31)	50
Total borrowed funds	14,789	381	5.14	18,281	429	4.68	(3,492)	(48)	46
Total interest-bearing liabilities	153,232	2,333	3.06	147,932	1,702	2.31	5,300	631	75
Demand deposits	36,444			44,145			(7,701)
Other noninterest-bearing liabilities	6,722			6,453			269
TOTAL LIABILITIES	196,398			198,530			(2,132)
STOCKHOLDERS' EQUITY	23,598			24,011			(413)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$219,996			$222,541			($2,545)
INTEREST RATE SPREAD			2.12%			2.57%			(45)
NET INTEREST MARGIN AND NET INTEREST INCOME		$2,852	2.88%		$3,231	3.23%		($379)	(35)
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[2]		$2,861	2.89%		$3,240	3.23%		($379)	(34)
Memo: Total deposits (interest-bearing and demand)	$174,887	$1,952	2.24%	$173,796	$1,273	1.48%	$1,091	$679	76	bps
1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS	FOR THE SIX MONTHS ENDED JUNE 30,
2Q24 Change	2024 Change
2Q24	1Q24	4Q23	3Q23	2Q23	1Q24	2Q23	2024	2023	2023
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$14	$15	$11	$19	$23	($1)	(7%)	($9)	(39%)	$29	$41	($12)	(29%)
Mortgage servicing revenue	35	33	37	35	34	2	6	1	3	68	71	(3)	(4)
MSR valuation changes, net of hedge impact	5	1	9	15	2	4	NM	3	150	6	4	2	50
Total mortgage banking fees	$54	$49	$57	$69	$59	$5	10%	($5)	(8%)	$103	$116	($13)	(11%)

Pull-through adjusted locks	$1,930	$1,404	$1,412	$2,397	$2,870	$526	37%	($940)	(33%)	$3,334	$4,948	($1,614)	(33%)

Production revenue as a percentage of Pull-through adjusted locks	0.74%	1.05%	0.78%	0.79%	0.79%	(31)	bps	(5)	bps	0.87%	0.84%	3	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$1,584	$1,045	$958	$1,146	$1,260	$539	52%	$324	26%	$2,629	$2,271	$358	16%
Third Party	1,323	892	1,214	2,285	2,350	431	48	(1,027)	(44)	2,215	3,683	(1,468)	(40)
Total	$2,907	$1,937	$2,172	$3,431	$3,610	$970	50%	(703)	(19%)	$4,844	$5,954	($1,110)	(19%)

Originated for sale	$1,872	$1,296	$1,595	$2,815	$2,874	$576	44%	($1,002)	(35%)	$3,168	$4,525	($1,357)	(30%)
Originated for investment	1,035	641	577	616	736	394	61	299	41	1,676	1,429	247	17
Total	$2,907	$1,937	$2,172	$3,431	$3,610	$970	50%	($703)	(19%)	$4,844	$5,954	($1,110)	(19%)

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$96,439	$96,952	$97,420	$97,603	$96,591	($513)	(1%)	($152)	—%	$96,439	$96,591	($152)	—%
Owned loans serviced	32,118	31,659	31,640	31,436	31,636	459	1	482	2	32,118	31,636	482	2
Total	$128,557	$128,611	$129,060	$129,039	$128,227	($54)	—%	$330	—%	$128,557	$128,227	$330	—%

MSR at fair value	$1,568	$1,564	$1,552	$1,620	$1,524	$4	—%	$44	3%	$1,568	$1,524	$44	3%

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
CONSUMER BANKING						2Q24 Change								2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24			2Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,120	$1,093	$1,086	$1,067	$1,023	$27		2%	$97		9%	$2,213	$2,034	$179		9%
Noninterest income	277	258	265	278	268	19		7	9		3	535	524	11		2
Total revenue	1,397	1,351	1,351	1,345	1,291	46		3	106		8	2,748	2,558	190		7
Noninterest expense	915	903	905	905	875	12		1	40		5	1,818	1,732	86		5
Profit (loss) before credit losses	482	448	446	440	416	34		8	66		16	930	826	104		13
Net charge-offs	84	81	82	67	68	3		4	16		24	165	131	34		26
Income (loss) before income tax expense (benefit)	398	367	364	373	348	31		8	50		14	765	695	70		10
Income tax expense (benefit)	102	95	95	97	91	7		7	11		12	197	181	16		9
Net income (loss)	$296	$272	$269	$276	$257	$24		9%	$39		15%	$568	$514	$54		11%
AVERAGE BALANCES
Total assets	$74,295	$73,833	$73,334	$72,964	$72,583	$462		1%	$1,712		2%	$74,064	$72,230	$1,834		3%
Total loans and leases[1]	67,960	67,448	66,906	66,641	66,289	512		1	1,671		3	67,704	65,931	1,773		3
Deposits	120,478	120,019	118,474	117,979	115,847	459		—	4,631		4	120,248	115,713	4,535		4
Interest-earning assets	68,552	68,050	67,524	67,273	66,933	502		1	1,619		2	68,301	66,594	1,707		3
KEY METRICS
Net interest margin	6.57%	6.46%	6.40%	6.28%	6.12%	11	bps		45	bps		6.51%	6.16%	35	bps
Efficiency ratio	65.49	66.87	67.08	67.18	67.74	(138)	bps		(225)	bps		66.17	67.72	(155)	bps
Loan-to-deposit ratio (period-end balances)	55.73	55.25	55.52	55.81	55.35	48	bps		38	bps		55.73	55.35	38	bps
Loan-to-deposit ratio (average balances)	55.97	55.80	55.88	55.71	56.44	17	bps		(47)	bps		55.88	56.35	(47)	bps
Return on average total tangible assets	1.61	1.49	1.47	1.51	1.43	12	bps		18	bps		1.55	1.45	10	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
COMMERCIAL BANKING						2Q24 Change								2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24			2Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$494	$514	$551	$560	$584	($20)		(4%)	($90)		(15%)	$1,008	$1,181	($173)		(15%)
Noninterest income	242	227	196	180	207	15		7	35		17	469	408	61		15
Total revenue	736	741	747	740	791	(5)		(1)	(55)		(7)	1,477	1,589	(112)		(7)
Noninterest expense	311	317	324	325	315	(6)		(2)	(4)		(1)	628	646	(18)		(3)
Profit (loss) before credit losses	425	424	423	415	476	1		—	(51)		(11)	849	943	(94)		(10)
Net charge-offs	90	81	65	67	71	9		11	19		27	171	118	53		45
Income (loss) before income tax expense (benefit)	335	343	358	348	405	(8)		(2)	(70)		(17)	678	825	(147)		(18)
Income tax expense (benefit)	76	84	89	88	100	(8)		(10)	(24)		(24)	160	201	(41)		(20)
Net income (loss)	$259	$259	$269	$260	$305	$—		—%	($46)		(15%)	$518	$624	($106)		(17%)
AVERAGE BALANCES
Total assets	$68,958	$70,100	$72,758	$74,997	$77,546	($1,142)		(2%)	($8,588)		(11%)	$69,529	$78,215	($8,686)		(11%)
Total loans and leases[1]	65,997	67,187	69,899	71,898	74,295	(1,190)		(2)	(8,298)		(11)	66,592	75,010	(8,418)		(11)
Deposits	44,203	45,912	46,962	47,221	45,494	(1,709)		(4)	(1,291)		(3)	45,058	47,220	(2,162)		(5)
Interest-earning assets	66,447	67,536	70,267	72,275	74,687	(1,089)		(2)	(8,240)		(11)	66,991	75,405	(8,414)		(11)
KEY METRICS
Net interest margin	2.99%	3.07%	3.11%	3.07%	3.13%	(8)	bps		(14)	bps		3.03%	3.16%	(13)	bps
Efficiency ratio	42.28	42.80	43.44	43.93	39.76	(52)	bps		252	bps		42.54	40.62	192	bps
Loan-to-deposit ratio (period-end balances)	141.41	143.98	146.09	145.77	150.41	(257)	bps		(900)	bps		141.41	150.41	(900)	bps
Loan-to-deposit ratio (average balances)	148.15	145.05	147.64	150.96	160.89	310	bps		(1,274)	bps		146.57	156.99	(1,042)	bps
Return on average total tangible assets	1.52	1.50	1.48	1.39	1.59	2	bps		(7)	bps		1.51	1.62	(11)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - NON-CORE
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
NON-CORE						2Q24 Change								2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24			2Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
Net interest income	($31)	($37)	($45)	($41)	($28)	$6		16%	($3)		(11%)	($68)	($43)	($25)		(58%)
Noninterest income	—	—	—	—	—	—		—	—		—	—	—	—		—
Total revenue	(31)	(37)	(45)	(41)	(28)	6		16	(3)		(11)	(68)	(43)	(25)		(58)
Noninterest expense	26	25	28	30	33	1		4	(7)		(21)	51	65	(14)		(22)
Profit (loss) before credit losses	(57)	(62)	(73)	(71)	(61)	5		8	4		7	(119)	(108)	(11)		(10)
Net charge offs	10	19	24	20	13	(9)		(47)	(3)		(23)	29	34	(5)		(15)
Income (loss) before income tax expense (benefit)	(67)	(81)	(97)	(91)	(74)	14		17	7		9	(148)	(142)	(6)		(4)
Income tax expense (benefit)	(17)	(21)	(25)	(24)	(19)	4		19	2		11	(38)	(37)	(1)		(3)
Net income (loss)	($50)	($60)	($72)	($67)	($55)	$10		17%	$5		9%	($110)	($105)	($5)		(5%)
AVERAGE BALANCES
Total assets	$9,418	$10,554	$11,776	$13,113	$14,456	($1,136)		(11%)	($5,038)		(35%)	$9,986	$15,068	($5,082)		(34%)
Total loans and leases[1]	9,376	10,507	11,701	13,010	14,395	(1,131)		(11)	(5,019)		(35)	9,942	15,004	(5,062)		(34)
Interest-earning assets	9,376	10,507	11,726	13,010	14,395	(1,131)		(11)	(5,019)		(35)	9,942	15,004	(5,062)		(34)
KEY METRICS
Net interest margin	(1.36)%	(1.41)%	(1.54)%	(1.24)%	(0.77)%	5	bps		(59)	bps		(1.38)%	(0.57)%	(81)	bps
Return on average total tangible assets	(2.14)	(2.30)	(2.42)	(2.03)	(1.53)	16	bps		(61)	bps		(2.22)	(1.41)	(81)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
OTHER[1]						2Q24 Change						2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23		2024	2023	2023
						$	%	$	%			$	%
Net interest income	($173)	($128)	($104)	($64)	$9	($45)	(35%)	($182)	NM	($301)	$59	($360)	NM
Noninterest income	34	32	39	34	31	2	6	3	10	66	59	7	12
Total revenue	(139)	(96)	(65)	(30)	40	(43)	(45)	(179)	NM	(235)	118	(353)	NM
Noninterest expense	49	113	355	33	83	(64)	(57)	(34)	(41)	162	159	3	2
Profit (loss) before provision (benefit) for credit losses	(188)	(209)	(420)	(63)	(43)	21	10	(145)	NM	(397)	(41)	(356)	NM
Provision (benefit) for credit losses	(2)	(10)	—	18	24	8	80	(26)	NM	(12)	61	(73)	NM
Income (loss) before income tax expense (benefit)	(186)	(199)	(420)	(81)	(67)	13	7	(119)	(178)	(385)	(102)	(283)	NM
Income tax expense (benefit)	(73)	(62)	(143)	(42)	(38)	(11)	(18)	(35)	(92)	(135)	(58)	(77)	(133)
Net income (loss)	($113)	($137)	($277)	($39)	($29)	$24	18%	($84)	NM	($250)	($44)	($206)	NM
AVERAGE BALANCES
Total assets	$66,551	$66,283	$65,785	$59,088	$57,788	$268	—%	$8,763	15%	$66,417	$57,028	$9,389	16%
Total loans and leases[2]	789	754	729	766	748	35	5	41	5	771	762	9	1
Deposits	8,989	10,173	11,692	11,250	11,908	(1,184)	(12)	(2,919)	(25)	9,581	10,863	(1,282)	(12)
Interest-earning assets	54,089	53,976	53,604	47,035	45,482	113	—	8,607	19	54,033	45,018	9,015	20
1 Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer Banking, Commercial Banking, or Non-Core segments as well as treasury and community development.
2 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					JUNE 30, 2024 CHANGE
	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2024			June 30, 2023
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial[1]	$261	$294	$297	$245	$283	($33)		(11%)	($22)		(8%)
Commercial real estate	678	597	477	470	352	81		14	326		93
Total commercial	939	891	774	715	635	48		5	304		48
Residential mortgages[2]	153	174	177	190	201	(21)		(12)	(48)		(24)
Home equity	279	288	285	268	251	(9)		(3)	28		11
Automobile	44	47	61	62	51	(3)		(6)	(7)		(14)
Education	52	29	28	23	22	23		79	30		136
Other retail	60	40	39	38	31	20		50	29		94
Total retail	588	578	590	581	556	10		2	32		6
Nonaccrual loans and leases	1,527	1,469	1,364	1,296	1,191	58		4	336		28
Repossessed assets	13	14	14	15	11	(1)		(7)	2		18
Nonaccrual loans and leases and repossessed assets	$1,540	$1,483	$1,378	$1,311	$1,202	$57		4%	$338		28%
NONACCRUAL LOANS AND LEASES BY PRODUCT[3]
Commercial	$939	$891	$774	$715	$635	$48		5%	$304		48%
Retail	601	592	604	596	567	9		2	34		6
Total nonaccrual loans and leases	$1,540	$1,483	$1,378	$1,311	$1,202	$57		4%	$338		28%
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.50%	1.46%	1.44%	1.39%	1.35%	4	bps		15	bps
Allowance for credit losses to loans and leases	1.63	1.61	1.59	1.55	1.52	2			11
Allowance for loan and lease losses to nonaccrual loans and leases	139	142	154	160	172	(3%)			(33%)
Allowance for credit losses to nonaccrual loans and leases	151	157	170	179	193	(6%)			(42%)
Nonaccrual loans and leases to loans and leases	1.08	1.02	0.93	0.87	0.79	6	bps		29	bps
1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
3Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					JUNE 30, 2024 CHANGE
	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2024		June 30, 2023
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial[1]	$7	$23	$6	$4	$2	($16)	(70%)	$5	250%
Commercial real estate	36	39	40	3	—	(3)	(8)	36	100
Total commercial	43	62	46	7	2	(19)	(31)	41	NM
Residential mortgages[2]	182	209	256	217	257	(27)	(13)	(75)	(29)
Home equity	—	—	—	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	2	3	3	—	—	(1)	(33)
Other retail	1	27	29	21	20	(26)	(96)	(19)	(95)
Total retail	185	238	287	241	280	(53)	(22)	(95)	(34)
Total loans and leases	$228	$300	$333	$248	$282	($72)	(24%)	($54)	(19%)

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.
2 90+ days past due and accruing includes $168 million, $202 million, $243 million, $216 million, and $256 million of loans fully or partially guaranteed by the FHA, VA, and USDA for June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023 and June 30, 2023, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q24 Change						2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23		2024	2023	2023
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial[1]	$14	$14	$24	$25	$17	$—	—%	($3)	(18)	$28	$72	($44)	(61%)
Commercial real estate	86	88	49	49	62	(2)	(2)	24	39	174	66	108	164
Total commercial	100	102	73	74	79	(2)	(2)	21	27	202	138	64	46
Residential mortgages	1	2	3	1	1	(1)	(50)	—	—	3	2	1	50
Home equity	4	4	4	3	3	—	—	1	33	8	5	3	60
Automobile	19	28	31	28	24	(9)	(32)	(5)	(21)	47	54	(7)	(13)
Education	31	32	35	27	26	(1)	(3)	5	19	63	49	14	29
Other retail	68	63	60	58	56	5	8	12	21	131	112	19	17
Total retail	123	129	133	117	110	(6)	(5)	13	12	252	222	30	14
Total gross charge-offs	$223	$231	$206	$191	$189	($8)	(3%)	$34	18%	$454	$360	$94	26%
GROSS RECOVERIES
Commercial and industrial[1]	$4	$17	$3	$3	$3	($13)	(76%)	$1	33%	$21	$9	$12	133%
Commercial real estate	—	—	1	1	—	—	—	—	—	—	1	(1)	(100)
Total commercial	4	17	4	4	3	(13)	(76)	1	33	21	10	11	110
Residential mortgages	1	1	1	2	1	—	—	—	—	2	1	1	100
Home equity	7	6	5	6	6	1	17	1	17	13	11	2	18
Automobile	15	14	14	13	16	1	7	(1)	(6)	29	31	(2)	(6)
Education	5	5	5	5	4	—	—	1	25	10	9	1	11
Other retail	7	7	6	8	7	—	—	—	—	14	13	1	8
Total retail	35	33	31	34	34	2	6	1	3	68	65	3	5
Total gross recoveries	$39	$50	$35	$38	$37	($11)	(22%)	$2	5%	$89	$75	$14	19%
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial[1]	$10	($3)	$21	$22	$14	$13	NM	($4)	(29)	$7	$63	($56)	(89)
Commercial real estate	86	88	48	48	62	(2)	(2)	24	39	174	65	109	168
Total commercial	96	85	69	70	76	11	13	20	26	181	128	53	41
Residential mortgages	—	1	2	(1)	—	(1)	(100)	—	—	1	1	—	—
Home equity	(3)	(2)	(1)	(3)	(3)	(1)	(50)	—	—	(5)	(6)	1	17
Automobile	4	14	17	15	8	(10)	(71)	(4)	(50)	18	23	(5)	(22)
Education	26	27	30	22	22	(1)	(4)	4	18	53	40	13	33
Other retail	61	56	54	50	49	5	9	12	24	117	99	18	18
Total retail	88	96	102	83	76	(8)	(8)	12	16	184	157	27	17
Total net charge-offs	$184	$181	$171	$153	$152	$3	2%	$32	21%	$365	$285	$80	28%

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q24 Change								2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24			2Q23			2024	2023	2023
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial[1]	0.09%	(0.03%)	0.18%	0.18%	0.11%	12	bps		(2)	bps		0.03%	0.24%	(21)	bps
Commercial real estate	1.20	1.22	0.66	0.65	0.86	(2)			34			1.21	0.46	75
Total commercial	0.53	0.47	0.36	0.35	0.38	6			15			0.50	0.32	18
Residential mortgages	—	0.01	0.02	(0.02)	—	(1)			—			—	—	—
Home equity	(0.07)	(0.06)	(0.04)	(0.08)	(0.08)	(1)			1			(0.06)	(0.08)	2
Automobile	0.27	0.73	0.77	0.60	0.30	(46)			(3)			0.52	0.41	11
Education	0.93	0.92	1.00	0.72	0.68	1			25			0.92	0.63	29
Other retail	4.98	4.56	4.13	3.95	3.84	42			114			4.77	3.83	94
Total retail	0.51	0.54	0.56	0.46	0.41	(3)			10			0.52	0.43	9
Total loans and leases	0.52%	0.50%	0.46%	0.40%	0.40%	2	bps		12	bps		0.51%	0.37%	14	bps
Memo: Average loans
Commercial and industrial[1]	$44,381	$44,577	$46,618	$48,908	$51,122	($196)		—%	($6,741)		(13%)	$44,479	$52,269	($7,790)		(15%)
Commercial real estate	28,574	29,265	29,460	29,353	29,115	(691)		(2)	(541)		(2)	28,920	29,004	(84)		—
Total commercial	72,955	73,842	76,078	78,261	80,237	(887)		(1)	(7,282)		(9)	73,399	81,273	(7,874)		(10)
Residential mortgages	31,633	31,384	31,146	30,838	30,566	249		1	1,067		3	31,508	30,322	1,186		4
Home equity	15,343	15,080	14,889	14,589	14,340	263		2	1,003		7	15,212	14,207	1,005		7
Automobile	6,807	7,758	8,752	9,849	10,997	(951)		(12)	(4,190)		(38)	7,282	11,465	(4,183)		(36)
Education	11,447	11,816	11,971	12,147	12,430	(369)		(3)	(983)		(8)	11,632	12,612	(980)		(8)
Other retail	4,882	4,942	5,133	5,107	5,155	(60)		(1)	(273)		(5)	4,912	5,222	(310)		(6)
Total retail	70,112	70,980	71,891	72,530	73,488	(868)		(1)	(3,376)		(5)	70,546	73,828	(3,282)		(4)
Total loans and leases	$143,067	$144,822	$147,969	$150,791	$153,725	($1,755)		(1%)	($10,658)		(7%)	$143,945	$155,101	($11,156)		(7%)

1Effective for the first quarter of 2024, the Company's lease portfolio is included in Commercial and industrial. Prior period results have been revised to conform to the new presentation.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q24 Change						2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23		2024	2023	2023
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$2,086	$2,098	$2,080	$2,044	$2,017	($12)	(1%)	$69	3%	$2,098	$1,983	$115	6%
Charge-offs:
Commercial	100	102	73	74	79	(2)	(2)	21	27	202	138	64	46
Retail	123	129	133	117	110	(6)	(5)	13	12	252	222	30	14
Total charge-offs	223	231	206	191	189	(8)	(3)	34	18	454	360	94	26
Recoveries:
Commercial	4	17	4	4	3	(13)	(76)	1	33	21	10	11	110
Retail	35	33	31	34	34	2	6	1	3	68	65	3	5
Total recoveries	39	50	35	38	37	(11)	(22)	2	5	89	75	14	19
Net charge-offs	184	181	171	153	152	3	2	32	21	365	285	80	28
Provision (benefit) for loan and lease losses:
Commercial	144	69	86	146	122	75	109	22	18	213	225	(12)	(5)
Retail	79	100	103	43	57	(21)	(21)	22	39	179	121	58	48
Total provision (benefit) for loan and lease losses	223	169	189	189	179	54	32	44	25	392	346	46	13
Allowance for loan and lease losses - ending	$2,125	$2,086	$2,098	$2,080	$2,044	$39	2%	$81	4%	$2,125	$2,044	$81	4%

Allowance for unfunded lending commitments - beginning	$222	$220	$238	$255	$258	$2	1%	($36)	(14%)	$220	$257	($37)	(14%)
Provision (benefit) for unfunded lending commitments	(41)	2	(18)	(17)	(3)	(43)	NM	(38)	NM	(39)	(2)	(37)	NM
Allowance for unfunded lending commitments - ending	$181	$222	$220	$238	$255	($41)	(18%)	($74)	(29)	$181	$255	($74)	(29)
Total allowance for credit losses - ending	$2,306	$2,308	$2,318	$2,318	$2,299	($2)	—%	$7	—%	$2,306	$2,299	$7	—%

Memo: Total allowance for credit losses by product
Commercial	$1,429	$1,425	$1,425	$1,425	$1,370	$4	—%	$59	4%	$1,429	$1,370	$59	4%
Retail	877	883	893	893	929	(6)	(1)	(52)	(6)	877	929	(52)	(6)
Total allowance for credit losses	$2,306	$2,308	$2,318	$2,318	$2,299	($2)	—%	$7	—%	$2,306	$2,299	$7	—%

CAPITAL AND RATIOS
(dollars in millions)

	AS OF									FOR THE SIX MONTHS ENDED JUNE 30,
						JUNE 30, 2024 CHANGE						2024 Change
	June 30, 2024	Mar 31, 2024	Dec 31, 2023	Sept 30, 2023	June 30, 2023	Mar 31, 2024		June 30, 2023		2024	2023	2023
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,086	$18,090	$18,358	$18,360	$18,381	($4)	—%	($295)	(2%)
Tier 1 capital	20,198	20,104	20,372	20,374	20,395	94	—	(197)	(1)
Total capital	23,551	23,466	23,608	23,682	23,748	85	—	(197)	(1)
Risk-weighted assets	168,393	170,125	172,601	176,407	179,034	(1,732)	(1)	(10,641)	(6)
Adjusted average assets[1]	214,574	216,001	219,591	215,877	217,264	(1,427)	(1)	(2,690)	(1)
CET1 capital ratio	10.7%	10.6%	10.6%	10.4%	10.3%
Tier 1 capital ratio	12.0	11.8	11.8	11.5	11.4
Total capital ratio	14.0	13.8	13.7	13.4	13.3
Tier 1 leverage ratio	9.4	9.3	9.3	9.4	9.4
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$21,757	$21,747	$22,329	$20,864	$21,571	$10	—%	$186	1%	$21,757	$21,571	$186	1%
Less: Goodwill	8,187	8,188	8,188	8,188	8,188	(1)	—	(1)	—	8,187	8,188	(1)	—
Less: Other intangible assets	139	148	157	167	175	(9)	(6)	(36)	(21)	139	175	(36)	(21)
Add: Deferred tax liabilities[2]	435	433	433	421	422	2	—	13	3	435	422	13	3
Total tangible common equity	$13,866	$13,844	$14,417	$12,930	$13,630	$22	—%	$236	2%	$13,866	$13,630	$236	2%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$21,427	$21,700	$21,209	$21,177	$22,289	($273)	(1%)	($862)	(4%)	$21,563	$21,997	($434)	(2%)
Less: Goodwill	8,188	8,188	8,188	8,188	8,182	—	—	6	—	8,188	8,179	9	—
Less: Other intangible assets	144	153	163	173	181	(9)	(6)	(37)	(20)	149	186	(37)	(20)
Add: Deferred tax liabilities[2]	432	433	421	422	422	(1)	—	10	2	433	421	12	3
Total tangible common equity	$13,527	$13,792	$13,279	$13,238	$14,348	($265)	(2%)	($821)	(6%)	$13,659	$14,053	($394)	(3%)
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,187	$8,188	$8,188	$8,188	$8,188	($1)	—%	($1)	—%	$8,187	$8,188	($1)	—%
Other intangible assets	139	148	157	167	175	(9)	(6)	(36)	(21)	139	175	(36)	(21)
Total intangible assets	$8,326	$8,336	$8,345	$8,355	$8,363	($10)	—%	($37)	—%	$8,326	$8,363	($37)	—%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED (dollars in millions, except per share data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q24 Change						2024 Change
		2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23		2024	2023	2023
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$553	$517	$500	$492	$506	$36	7%	$47	9%	$1,070	$991	$79	8%
Less: Notable items		4	3	—	—	—	1	33	4	100	7	—	7	100
Noninterest income, Underlying (non-GAAP)	B	$549	$514	$500	$492	$506	$35	7%	$43	8%	$1,063	$991	$72	7%
Total revenue, Underlying:
Total revenue (GAAP)	C	$1,963	$1,959	$1,988	$2,014	$2,094	$4	—%	($131)	(6%)	$3,922	$4,222	($300)	(7%)
Less: Notable items		4	3	—	—	—	1	33	4	100	7	—	7	100
Total revenue, Underlying (non-GAAP)	D	$1,959	$1,956	$1,988	$2,014	$2,094	$3	—%	($135)	(6%)	$3,915	$4,222	($307)	(7%)
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,301	$1,358	$1,612	$1,293	$1,306	($57)	(4%)	($5)	—%	$2,659	$2,602	$57	2%
Less: Notable items		36	85	345	22	73	(49)	(58)	(37)	(51)	121	139	(18)	(13)
Noninterest expense, Underlying (non-GAAP)	F	$1,265	$1,273	$1,267	$1,271	$1,233	($8)	(1%)	$32	3%	$2,538	$2,463	$75	3%
Pre-provision profit:
Total revenue (GAAP)	C	$1,963	$1,959	$1,988	$2,014	$2,094	$4	—%	($131)	(6%)	$3,922	$4,222	($300)	(7%)
Less: Noninterest expense (GAAP)	E	1,301	1,358	1,612	1,293	1,306	(57)	(4)	(5)	—	2,659	2,602	57	2
Pre-provision profit (non-GAAP)		$662	$601	$376	$721	$788	$61	10%	($126)	(16%)	$1,263	$1,620	($357)	(22%)
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,959	$1,956	$1,988	$2,014	$2,094	$3	—%	($135)	(6%)	$3,915	$4,222	($307)	(7%)
Less: Noninterest expense, Underlying (non-GAAP)	F	1,265	1,273	1,267	1,271	1,233	(8)	(1)	32	3	2,538	2,463	75	3
Pre-provision profit, Underlying (non-GAAP)		$694	$683	$721	$743	$861	$11	2%	($167)	(19%)	$1,377	$1,759	($382)	(22%)
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$480	$430	$205	$549	$612	$50	12%	($132)	(22%)	$910	$1,276	($366)	(29%)
Less: Income (expense) before income tax expense (benefit) related to notable items		(32)	(82)	(345)	(22)	(73)	50	61	41	56	(114)	(139)	25	18
Income before income tax expense, Underlying (non-GAAP)	H	$512	$512	$550	$571	$685	$—	—%	($173)	(25%)	$1,024	$1,415	($391)	(28%)
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$88	$96	$16	$119	$134	($8)	(8%)	($46)	(34%)	$184	$287	($103)	(36%)
Less: Income tax expense (benefit) related to notable items		(16)	(21)	(108)	(4)	(20)	5	24	4	20	(37)	(37)	—	—
Income tax expense, Underlying (non-GAAP)	J	$104	$117	$124	$123	$154	($13)	(11%)	($50)	(32%)	$221	$324	($103)	(32%)
Net income, Underlying:
Net income (GAAP)	K	$392	$334	$189	$430	$478	$58	17%	($86)	(18%)	$726	$989	($263)	(27%)
Add: Notable items, net of income tax benefit		16	61	237	18	53	(45)	(74)	(37)	(70)	77	102	(25)	(25)
Net income, Underlying (non-GAAP)	L	$408	$395	$426	$448	$531	$13	3%	($123)	(23%)	$803	$1,091	($288)	(26%)
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$357	$304	$159	$400	$444	$53	17%	($87)	(20%)	$661	$932	($271)	(29%)
Add: Notable items, net of income tax benefit		16	61	237	18	53	(45)	(74)	(37)	(70)	77	102	(25)	(25)
Net income available to common stockholders, Underlying (non-GAAP)	N	$373	$365	$396	$418	$497	$8	2%	($124)	(25%)	$738	$1,034	($296)	(29%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q24 Change								2024 Change
		2Q24	1Q24	4Q23	3Q23	2Q23	1Q24			2Q23			2024	2023	2023
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$1,963	$1,959	$1,988	$2,014	$2,094	$4		0.27%	($131)		(6.26%)	$3,922	$4,222	($300)		(7.12%)
Less: Noninterest expense (GAAP)	E	1,301	1,358	1,612	1,293	1,306	(57)		(4.15)	(5)		(0.36)	2,659	2,602	57		2.19
Operating leverage									4.42%			(5.90%)					(9.31%)
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$1,959	$1,956	$1,988	$2,014	$2,094	$3		0.17%	($135)		(6.48%)	$3,915	$4,222	($307)		(7.29%)
Less: Noninterest expense, Underlying (non-GAAP)	F	1,265	1,273	1,267	1,271	1,233	(8)		(0.54)	32		2.63	2,538	2,463	75		3.01
Operating leverage, Underlying (non-GAAP)									0.71%			(9.11%)					(10.30%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	66.27%	69.33%	81.13%	64.21%	62.34%	(306)	bps		393	bps		67.79%	61.62%	617	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	64.59	65.05	63.77	63.08	58.86	(46)	bps		573	bps		64.82	58.34	648	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	28.16%	26.41%	25.16%	24.44%	24.14%	175	bps		402	bps		27.29%	23.47%	382	bps
Noninterest income as a % of total revenue, Underlying	B/D	28.00	26.32	25.16	24.44	24.14	168	bps		386	bps		27.16	23.47	369	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	18.49%	22.28%	7.59%	21.51%	22.09%	(379)	bps		(360)	bps		20.28%	22.55%	(227)	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	20.33	22.84	22.25	21.69	22.51	(251)	bps		(218)	bps		21.59	22.89	(130)	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$21,427	$21,700	$21,209	$21,177	$22,289	($273)		(1%)	($862)		(4%)	$21,563	$21,997	($434)		(2%)
Return on average common equity	M/O	6.70%	5.63%	2.96%	7.50%	8.00%	107	bps		(130)	bps		6.16%	8.54%	(238)	bps
Return on average common equity, Underlying (non-GAAP)	N/O	7.00	6.77	7.41	7.82	8.97	23	bps		(197)	bps		6.88	9.48	(260)	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$21,427	$21,700	$21,209	$21,177	$22,289	($273)		(1%)	($862)		(4%)	$21,563	$21,997	($434)		(2%)
Less: Average goodwill (GAAP)		8,188	8,188	8,188	8,188	8,182	—		—	6		—	8,188	8,179	9		—
Less: Average other intangibles (GAAP)		144	153	163	173	181	(9)		(6)	(37)		(20)	149	186	(37)		(20)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		432	433	421	422	422	(1)		—	10		2	433	421	12		3
Average tangible common equity	P	$13,527	$13,792	$13,279	$13,238	$14,348	($265)		(2%)	($821)		(6%)	$13,659	$14,053	($394)		(3%)
Return on average tangible common equity	M/P	10.61%	8.86%	4.72%	12.00%	12.42%	175	bps		(181)	bps		9.73%	13.37%	(364)	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	11.09	10.65	11.84	12.51	13.93	44	bps		(284)	bps		10.87	14.84	(397)	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$219,222	$220,770	$223,653	$220,162	$222,373	($1,548)		(1%)	($3,151)		(1%)	$219,996	$222,541	($2,545)		(1%)
Return on average total assets	K/Q	0.72%	0.61%	0.33%	0.78%	0.86%	11	bps		(14)	bps		0.66%	0.90%	(24)	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	0.75	0.72	0.76	0.81	0.96	3	bps		(21)	bps		0.73	0.99	(26)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q24 Change								2024 Change
		2Q24	1Q24	4Q23	3Q23	2Q23	1Q24			2Q23			2024	2023	2023
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$219,222	$220,770	$223,653	$220,162	$222,373	($1,548)		(1%)	($3,151)		(1%)	$219,996	$222,541	($2,545)		(1%)
Less: Average goodwill (GAAP)		8,188	8,188	8,188	8,188	8,182	—		—	6		—	8,188	8,179	9		—
Less: Average other intangibles (GAAP)		144	153	163	173	181	(9)		(6)	(37)		(20)	149	186	(37)		(20)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		432	433	421	422	422	(1)		—	10		2	433	421	12		3
Average tangible assets	R	$211,322	$212,862	$215,723	$212,223	$214,432	($1,540)		(1%)	($3,110)		(1%)	$212,092	$214,597	($2,505)		(1%)
Return on average total tangible assets	K/R	0.75%	0.63%	0.35%	0.81%	0.89%	12	bps		(14)	bps		0.69%	0.93%	(24)	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	0.78	0.75	0.78	0.84	0.99	3	bps		(21)	bps		0.76	1.03	(27)	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	S	452,961,853	458,485,032	466,418,055	466,221,795	474,682,759	(5,523,179)		(1%)	(21,720,906)		(5%)	452,961,853	474,682,759	(21,720,906)		(5%)
Common stockholders' equity (GAAP)		$21,757	$21,747	$22,329	$20,864	$21,571	$10		—	$186		1	$21,757	$21,571	$186		1
Less: Goodwill (GAAP)		8,187	8,188	8,188	8,188	8,188	(1)		—	(1)		—	8,187	8,188	(1)		—
Less: Other intangible assets (GAAP)		139	148	157	167	175	(9)		(6)	(36)		(21)	139	175	(36)		(21)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		435	433	433	421	422	2		—	13		3	435	422	13		3
Tangible common equity	T	$13,866	$13,844	$14,417	$12,930	$13,630	$22		—%	$236		2%	$13,866	$13,630	$236		2%
Tangible book value per common share	T/S	$30.61	$30.19	$30.91	$27.73	$28.72	$0.42		1%	$1.89		7%	$30.61	$28.72	$1.89		7%
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	U	454,142,489	461,358,681	466,234,324	469,481,085	479,470,543	(7,216,192)		(2%)	(25,328,054)		(5%)	457,750,585	482,440,926	(24,690,341)		(5%)
Average common shares outstanding - diluted (GAAP)	V	456,561,022	463,797,964	468,159,167	471,183,719	480,975,281	(7,236,942)		(2)	(24,414,259)		(5)	460,009,546	484,252,103	(24,242,557)		(5)
Net income per average common share - basic (GAAP)	M/U	$0.79	$0.66	$0.34	$0.85	$0.93	$0.13		20	($0.14)		(15)	$1.44	$1.93	($0.49)		(25)
Net income per average common share - diluted (GAAP)	M/V	0.78	0.65	0.34	0.85	0.92	0.13		20	(0.14)		(15)	1.44	1.92	(0.48)		(25)
Net income per average common share - basic, Underlying (non-GAAP)	N/U	0.82	0.79	0.85	0.89	1.04	0.03		4	(0.22)		(21)	1.61	2.14	(0.53)		(25)
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	0.82	0.79	0.85	0.89	1.04	0.03		4	(0.22)		(21)	1.60	2.14	(0.54)		(25)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	W	$0.42	$0.42	$0.42	$0.42	$0.42	$—		—%	$—		—%	$0.84	$0.84	$—		—%
Dividend payout ratio	W/(M/U)	53%	64%	124%	49%	45%	(1,048) bps			816 bps			58%	44%	1,433 bps
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	51	53	49	47	40	(200) bps			1,100 bps			52	39	1,300 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q24 Change						2024 Change
	2Q24	1Q24	4Q23	3Q23	2Q23	1Q24		2Q23		2024	2023	2023
						$	%	$	%			$/bps	%
Card fees, Underlying:
Card fees (GAAP)	$92	$86	$70	$74	$80	$6	7%	$12	15%	$178	$152	$26	17%
Less: Notable items	4	3	—	—	—	1	33	4	100	7	—	7	100
Card fees, Underlying (non-GAAP)	$88	$83	$70	$74	$80	$5	6%	$8	10%	$171	$152	$19	13%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$645	$691	$667	$659	$615	($46)	(7%)	$30	5%	$1,336	$1,273	$63	5%
Less: Notable items	8	17	32	5	14	(9)	(53)	(6)	(43)	25	30	(5)	(17)
Salaries and employee benefits, Underlying (non-GAAP)	$637	$674	$635	$654	$601	($37)	(5%)	$36	6%	$1,311	$1,243	$68	5%
Equipment and software, Underlying:
Equipment and software (GAAP)	$190	$192	$215	$191	$181	($2)	(1%)	$9	5%	$382	$350	$32	9%
Less: Notable items	4	8	37	6	4	(4)	(50)	—	—	12	8	4	50
Equipment and software, Underlying (non-GAAP)	$186	$184	$178	$185	$177	$2	1%	$9	5%	$370	$342	$28	8%
Outside services, Underlying:
Outside services (GAAP)	$165	$158	$174	$160	$177	$7	4%	($12)	(7%)	$323	$353	($30)	(8%)
Less: Notable items	10	12	13	7	21	(2)	(17)	(11)	(52)	22	48	(26)	(54)
Outside services, Underlying (non-GAAP)	$155	$146	$161	$153	$156	$9	6%	($1)	(1%)	$301	$305	($4)	(1%)
Occupancy, Underlying:
Occupancy (GAAP)	$113	$114	$125	$107	$136	($1)	(1%)	($23)	(17%)	$227	$260	($33)	(13%)
Less: Notable items	6	7	20	2	30	(1)	(14)	(24)	(80)	13	48	(35)	(73)
Occupancy, Underlying (non-GAAP)	$107	$107	$105	$105	$106	$—	—%	$1	1%	$214	$212	$2	1%
Other operating expense, Underlying:
Other operating expense (GAAP)	$188	$203	$431	$176	$197	($15)	(7%)	($9)	(5%)	$391	$366	$25	7%
Less: Notable items	8	41	243	2	4	(33)	(80)	4	100	49	5	44	NM
Other operating expense, Underlying (non-GAAP)	$180	$162	$188	$174	$193	$18	11%	($13)	(7%)	$342	$361	($19)	(5%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(dollars in millions)

		SECOND QUARTER 2024					FIRST QUARTER 2024
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$296	$259	($50)	($113)	$392	$272	$259	($60)	($137)	$334
Less: Preferred stock dividends		—	—	—	35	35	—	—	—	30	30
Net income (loss) available to common stockholders	B	$296	$259	($50)	($148)	$357	$272	$259	($60)	($167)	$304
Return on average total tangible assets:
Average total assets (GAAP)		$74,295	$68,958	$9,418	$66,551	$219,222	$73,833	$70,100	$10,554	$66,283	$220,770
Less: Average goodwill (GAAP)		542	770	—	6,876	8,188	542	770	—	6,876	8,188
Average other intangibles (GAAP)		87	31	—	26	144	92	33	—	28	153
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		27	9	—	396	432	26	10	—	397	433
Average tangible assets	C	$73,693	$68,166	$9,418	$60,045	$211,322	$73,225	$69,307	$10,554	$59,776	$212,862
Return on average total tangible assets	A/C	1.61%	1.52%	(2.14)%	NM	0.75%	1.49%	1.50%	(2.30)%	NM	0.63%
Efficiency ratio:
Noninterest expense (GAAP)	D	$915	$311	$26	$49	$1,301	$903	$317	$25	$113	$1,358
Net interest income (GAAP)		1,120	494	(31)	(173)	1,410	1,093	514	(37)	(128)	1,442
Noninterest income (GAAP)		277	242	—	34	553	258	227	—	32	517
Total revenue (GAAP)	E	$1,397	$736	($31)	($139)	$1,963	$1,351	$741	($37)	($96)	$1,959
Efficiency ratio	D/E	65.49%	42.28%	NM	NM	66.27%	66.87%	42.80%	NM	NM	69.33%

		FOURTH QUARTER 2023					THIRD QUARTER 2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$269	$269	($72)	($277)	$189	$276	$260	($67)	($39)	$430
Less: Preferred stock dividends		—	—	—	30	30	—	—	—	30	30
Net income (loss) available to common stockholders	B	$269	$269	($72)	($307)	$159	$276	$260	($67)	($69)	$400
Return on average total tangible assets:
Average total assets (GAAP)		$73,334	$72,758	$11,776	$65,785	$223,653	$72,964	$74,997	$13,113	$59,088	$220,162
Less: Average goodwill (GAAP)		542	770	—	6,876	8,188	542	770	—	6,876	8,188
Average other intangibles (GAAP)		98	35	—	30	163	103	39	—	31	173
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		26	10	—	385	421	24	12	—	386	422
Average tangible assets	C	$72,720	$71,963	$11,776	$59,264	$215,723	$72,343	$74,200	$13,113	$52,567	$212,223
Return on average total tangible assets	A/C	1.47%	1.48%	(2.42)%	NM	0.35%	1.51%	1.39%	(2.03)%	NM	0.81%
Efficiency ratio:
Noninterest expense (GAAP)	D	$905	$324	$28	$355	$1,612	$905	$325	$30	$33	$1,293
Net interest income (GAAP)		1,086	551	(45)	(104)	1,488	1,067	560	(41)	(64)	1,522
Noninterest income (GAAP)		265	196	—	39	500	278	180	—	34	492
Total revenue (GAAP)	E	$1,351	$747	($45)	($65)	$1,988	$1,345	$740	($41)	($30)	$2,014
Efficiency ratio	D/E	67.08%	43.44%	NM	NM	81.13%	67.18%	43.93%	NM	NM	64.21%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS, CONTINUED
(dollars in millions)

		SECOND QUARTER 2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$257	$305	($55)	($29)	$478
Less: Preferred stock dividends		—	—	—	34	34
Net income (loss) available to common stockholders	B	$257	$305	($55)	($63)	$444
Return on average total tangible assets:
Average total assets (GAAP)		$72,583	$77,546	$14,456	$57,788	$222,373
Less: Average goodwill (GAAP)		540	766	—	6,876	8,182
Average other intangibles (GAAP)		109	41	—	31	181
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		23	11	—	388	422
Average tangible assets	C	$71,957	$76,750	$14,456	$51,269	$214,432
Return on average total tangible assets	A/C	1.43%	1.59%	(1.53)%	NM	0.89%
Efficiency ratio:
Noninterest expense (GAAP)	D	$875	$315	$33	$83	$1,306
Net interest income (GAAP)		1,023	584	(28)	9	1,588
Noninterest income (GAAP)		268	207	—	31	506
Total revenue (GAAP)	E	$1,291	$791	($28)	$40	$2,094
Efficiency ratio	D/E	67.74%	39.76%	NM	NM	62.34%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS, CONTINUED
(dollars in millions)

		FOR THE SIX MONTHS ENDED JUNE 30,
		2024					2023
		Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated	Consumer Banking	Commercial Banking	Non-Core	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$568	$518	($110)	($250)	$726	$514	$624	($105)	($44)	$989
Less: Preferred stock dividends		—	—	—	65	65	—	—	—	57	57
Net income (loss) available to common stockholders	B	$568	$518	($110)	($315)	$661	$514	$624	($105)	($101)	$932
Return on average total tangible assets:
Average total assets (GAAP)		$74,064	$69,529	$9,986	$66,417	$219,996	$72,230	$78,215	$15,068	$57,028	$222,541
Less: Average goodwill (GAAP)		542	770	—	6,876	8,188	539	764	—	6,876	8,179
Average other intangibles (GAAP)		90	32	—	27	149	112	42	—	32	186
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		27	10	—	396	433	23	12	—	386	421
Average tangible assets	C	$73,459	$68,737	$9,986	$59,910	$212,092	$71,602	$77,421	$15,068	$50,506	$214,597
Return on average total tangible assets	A/C	1.55%	1.51%	(2.22)%	NM	0.69%	1.45%	1.62%	(1.41)%	NM	0.93%
Efficiency ratio:
Noninterest expense (GAAP)	D	$1,818	$628	$51	$162	$2,659	$1,732	$646	$65	$159	$2,602
Net interest income (GAAP)		2,213	1,008	(68)	(301)	2,852	2,034	1,181	(43)	59	3,231
Noninterest income (GAAP)		535	469	—	66	1,070	524	408	—	59	991
Total revenue (GAAP)	E	$2,748	$1,477	($68)	($235)	$3,922	$2,558	$1,589	($43)	$118	$4,222
Efficiency ratio	D/E	66.17%	42.54%	NM	NM	67.79%	67.72%	40.62%	NM	NM	61.62%